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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.                 )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

TIMKENSTEEL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

TIMKENSTEEL CORPORATION

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 2, 2023

Notice of Annual Meeting of Shareholders

WHEN AND WHERE IS THE SHAREHOLDER MEETING?

The 2023 Annual Meeting of Shareholders of TimkenSteel Corporation will be held on Tuesday, May 2, 2023, at 10:00 a.m. Eastern time, in an online-only format, at www.cesonlineservices.com/tmst23_vm. You will not be able to attend the meeting in person. To attend the virtual annual meeting, please register at www.cesonlineservices.com/tmst23_vm no later than 10:00 a.m. Eastern time on May 1, 2023.

WHAT IS BEING VOTED ON AT THE SHAREHOLDER MEETING?

1.

Election of three Class III directors, each to hold office for a three-year term expiring at the 2026 annual meeting, and election of one Class I director to hold office for a one-year term (the remaining term for that class of directors) expiring at the 2024 annual meeting:

Class III Nominees:     Nicholas J. Chirekos, Randall H. Edwards and Randall A. Wotring

Class I Nominee:         Mary Ellen Baker

2.	Ratification of the selection of Ernst & Young LLP as the company’s independent auditor for the fiscal year ending December 31, 2023.

3.	Approval, on an advisory basis, of the compensation of the company’s named executive officers.

WHAT DOES THE BOARD OF DIRECTORS RECOMMEND?

The Board of Directors recommends that shareholders vote FOR ALL nominees listed in proposal 1, and FOR proposals 2 and 3.

HOW CAN I GET A COMPLETE SET OF PROXY MATERIALS?

This is not a proxy card. If you wish to cast your vote on a traditional proxy card, you must request a paper copy of the proxy materials by following the instructions below.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following documents can be viewed at: www.proxydocs.com/tmst

•	2022 Annual Report on Form 10-K

•	2023 Notice and Proxy Statement

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 18, 2023 to facilitate timely delivery.

You may request a paper or email copy of the proxy materials by following the instructions below. You will be asked to provide the control number (located by the arrow in the box below).

1.	Call the toll-free telephone number 1-800-516-1564 and follow the instructions provided, or

2.	Access the website, www.SendMaterial.com and follow the instructions provided, or

3.

Send us an e-mail at papercopy@SendMaterial.com with your control number in the subject line. Unless you instruct us otherwise, we will reply to your email with a copy of the proxy materials in PDF format for this meeting only.

To vote your TimkenSteel Corporation shares, you can attend the Annual Meeting of Shareholders virtually and vote or you can:

1. Go to www.proxydocs.com/tmst

2. Click on the icon to vote your shares.

3. Enter the 11-digit Control Number (located by the arrow in the box above).

4. Follow the instructions to record your vote.